UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported):
                             July 11, 2005


                       COMMISSION FILE NUMBER:  0-50491
                                              ----------


                   UNIPRO FINANCIAL SERVICES, INC.
       ----------------------------------------------------
      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Florida                               65-1193022
 -----------------------------------------------------------------
 (State or Other Jurisdiction of              (I.R.S. Employer
 Incorporation or Organization)            Identification Number)

                 1450 South Dixie Highway, Suite 200
                       Boca Raton, FL 33432
                      ----------------------
    (Address of principal executive offices, including zip code)

                          (561) 289-5175
                          --------------
     (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
Act (17 CFR
230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2005, UniPro Financial Services, Inc. ("Registrant"), and Global Technology Resource Holdings Corporation ("Global") a Nevada corporation announced the signing of a definitive Asset Purchase Agreement providing for the Registrant to issue 4 million shares of its restricted common stock to the Seller, in consideration for the purchase of various Internet communications equipment - Voice over Internet protocol - and iPhone2 proprietary software, all having the approximate value of $2 million; and a simultaneous Share Repurchase Agreement with the Registrant's present control shareholders, whereby the Registrant will reacquire approximately 2.8 million of the presently outstanding 4.8 million control shares. Both agreements are to close contemporaneously, on or before July 31, 2005 creating a change in control of the Registrant. As a result of these transactions, there will be a total of 6,399,167 shares of common stock issued and outstanding. The principals of Global have agreed to provide the Registrant with sufficient funding to complete the transaction and working capital and such funding may involve the sale of additional common shares. Both agreements are filed herewith as exhibits 10.9 and 10.10 respectively.

In connection with the transactions, on Closing, the present directors and officers of the Registrant will elect Charles
Greenberg and possibly up to two other persons to the board of directors. It is expected that Mr. Greenberg will be elected by the new board to serve as Chairman, as well as President and CEO of the Registrant.

About iPhone2 -
iPhone2 is an enhanced applications service provider (ASP) marketing a unique video-enabled softphone to consumers. iPhone2 has developed a proprietary product that leverages the advantages inherent in software based VoIP solution. Our VoIP service, to be marketed under the tradename ImagePhone, is the next generation of softphone, allowing customers to place unlimited point-to-point voice and video calls, as well as make or receive voice calls from anywhere in the world. Customers will enjoy quality, real-time video based on the MPEG4 video codec. Unlike most current offerings, ImagePhone's[TM] proprietary "skin" was developed to be straightforward and user friendly. iPhone2 is planning to integrate its ImagePhone[TM] software into a VoIP platform built around the Sylantro Feature Server that is enabled for eCommerce delivery of services. Sylantro offers a "Best of Breed" platform that has been deployed by companies such as SBC, SwissCom and Covad. Building our products around established high quality platforms allows us to offer customers a feature rich user experience that will set us apart from any competition.

The VoIP softphone method requires no access equipment other than the user's own PC and the VoIP provider's software. The "telephone" itself is typically a screen-based facsimile of a telephone, and the software-based model offers benefits over the hardware model, including complete portability (as portable as a user's laptop) and thus not dependent on local power wiring, routers and other devices so long as there is a suitable Internet connection available.
In addition, since they run on a user's computer, these "softphones" often integrate advanced features such as onscreen address books and portals that allow users to manage features such as call forward, do not disturb, or even voicemail. Upgrades can be easily downloaded directly to a user's computer rather than having to return the access hardware for upgrades.


Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure

A copy of the press release by the Registrant and Global announcing the execution of the definitive Asset Purchase Agreement and the contemporaneous Share Repurchase Agreement is filed as Exhibit 99.1 hereto.


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Safe Harbor Provision
Statements about the Company's future expectations and all other statements in this Current Report on Form 8-K, other than historical facts, are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. The above information contains information relating to the Company that is based on the beliefs of the Company and/or its management as well as assumptions made by and information currently available to the Company or its management. When used in this document, the words "anticipate," "estimate," "expect," "intend," "plans," "projects," and similar expressions, as they relate to the Company or its management, are intended to identify forward-looking statements. Such statements reflect the current view of the Company regarding future events and are subject to certain risks, uncertainties and assumptions, including the risks and uncertainties noted. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected, intended or projected. In each instance, forward-looking information should be considered in light of the accompanying meaningful cautionary statements herein. Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, the impact of competitive services and pricing and general economic risks and uncertainties.

Section 8 - Other Events
Item 8.01 Other Events.

Pursuant to its authority in the Registrant's By-Law, on July 11, 2005 the Board of Directors unanimously consented to an adjournment of the Annual Meeting of Shareholders from the date set forth in the By-Laws, i.e., the third Wednesday of August each year (being the August 17, 2005) to Wednesday, September 21, 2005 for the purpose of providing management with additional time to document the significant events reported herein, and the distribution of an appropriate SEC Rule 14C Information Statement and related documents.

On June 24, 2005 the Board of Directors unanimously granted an aggregate of 50,000 shares of Common Stock and 150,000 Options to purchase shares at the exercise price of $1.00 per share, to the current officers and directors in consideration for their services in such capacities to the Registrant from its inception in June, 2003 through May 31, 2005; at the same time the Board granted 15,000 common shares and 40,000 similar stock options to an independent consultant who provided a variety of business development services to Registrant. All of these shares and options were issued pursuant to the Registrant's 2003 Equity Incentive Plan, previously filed in our S-8 Registration Statement on March 8, 2004, which filing is hereby incorporated by reference.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

Exhibits 10.9 and 10.10 are being filed herewith.
Exhibit 99.1 hereto is being furnished, and shall not be deemed to be "filed" with the SEC.

The information in Exhibit 99.1 shall not be incorporated by reference into any filing of the Company with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

      (c) Exhibits.
  10.9 Asset Purchase Agreement with Global Technology Resource, Inc., dated June 11, 2005;
  10.10  Share Repurchase Agreement with Control Shareholders, dated
June 11, 2005;
  99.1   Press Release, dated July 11, 2005


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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 11, 2005
                              UniPro Financial Services, Inc.
                              (Registrant)

                              By:     /s/ Harvey Judkowitz
                                      ----------------------
                                      Harvey Judkowitz
                                      President and Chief
                                      Executive Officer


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